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                                                                    EXHIBIT 23.1

                                                                 [ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 dated January 8, 2002 (Registration Number 333-72748) of our report dated February 12, 2001 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.


                                                         /s/ ARTHUR ANDERSEN LLP


     Denver, Colorado,
     January 8, 2002